July 11, 2003

To the Shareholders

Our shareholders will be interested to learn that, due to some recent changes in the personnel at JP Morgan, the persons who are now primarily responsible for the day-to-day management of Tridan's portfolio are Messrs. Eric R. Weston and Richard D. Taormina. Both of them are fixed income portfolio managers at Morgan.

Mr. Weston is a Vice President of Morgan and has been employed as a fixed income portfolio manager, specializing in municipal bonds, since April 2002. He has been responsible for the Tridan portfolio since May 2003. Prior to his experience at JP Morgan, he was a fixed income specialist at Salomon Smith Barney from 1986 to 2001.

Mr. Taormina is a Vice President of Morgan and has been employed as a fixed income portfolio manager, specializing in municipal bonds, since October 1997. He had been assisting the prior portfolio manager on the Tridan portfolio, Robert W. Meiselas, since November 2000, and has been responsible for the Tridan portfolio since May 2003.

We would also like to inform our shareholders that at the annual meeting on June 17, 2003, the incumbent directors, all of whom are named below, were re-elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified:

                                      Shares Voted For         Shares Withheld
                                      ----------------         ---------------

           Mark Goodman                2,791,913.6992                None
           Peter Goodman               2,791,913.6992                None
           Jay S. Negin                2,791,913.6992                None
           Warren F. Pelton            2,791,913.6992                None
           Russell J. Stoever          2,791,913.6992                None

We regret that Thomas D. Flynn, who has been a director of Tridan for many years, passed away during the year.

Also at the annual meeting, the selection of Leslie Sufrin & Company P.C. as Tridan's auditors for the fiscal year ending April 30, 2004 was ratified by the shareholders as follows:

           Shares Voted For            2,791,913.6992
           Shares Voted Against             None
           Shares Abstaining                None